POWER OF ATTORNEY
The undersigned Directors and/or
Officers of Prudential Short
Duration High Yield Fund, Inc. and
Prudential Global Short
Duration High Yield Fund, Inc.,hereby
constitute, appoint and
authorize each of, Andrew French,
Claudia DiGiacomo, Deborah
A. Docs, Katherine P. Feld,
Raymond OHara, Amanda Ryan, and
Jonathan D. Shain, as true and lawful
agents and attorneys-
in-fact, to sign, execute and deliver
on his or her behalf
in the appropriate capacities indicated, any registration statements of the Funds on the appropriate forms, any and all amendments thereto (including pre- and post-effective amendments), and any and all supplements or other instruments in connection therewith, including
Form N-PX, Forms 3, 4 and
5, as appropriate, to file the same,
with all exhibits
thereto, with the U.S. Securities and
Exchange Commission
(the SEC) and the securities regulators
of appropriate
states and territories, and generally
to do all such things
in his or her name and behalf in
connection therewith as said
attorney-in-fact deems necessary or
appropriate to comply with
the provisions of the Securities Act of
1933, section 16(a) of
the Securities Exchange Act of 1934
and the Investment
Company Act of 1940, all related
requirements of the SEC and
all requirements of appropriate
states and territories.
The undersigned do hereby give to
said agents and attorneys
-in-fact full power and authority
to act in these premises,
including, but not limited to, the
power to appoint a
substitute or substitutes to act
hereunder
with the same power
and authority as said agents
and attorneys-in-fact would have
if personally acting.  The
undersigned do hereby approve,
ratify and confirm all that said
agents and attorneys-in-fact,
or any substitute or substitutes,
may do by virtue hereof.

\s\Kevin J. Bannon
Kevin J. Bannon

\s\Stephen Stoneburn
Stephen Stoneburn

\s\Scott E. Benjamin
Scott E. Benjamin

\s\Grace C. Torres
Grace C. Torres


\s\Linda W. Bynoe
Linda W. Bynoe


\s\Michael S. Hyland
Michael S. Hyland

\s\Douglas H. McCorkindale
Douglas H. McCorkindale


\s\Stephen P. Munn
Stephen P. Munn

\s\Richard A. Redeker
Richard A. Redeker

\s\Stuart S. Parker
Stuart S. Parker


\s\Robin B. Smith
Robin B. Smith

Dated: September 13, 2012